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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 15, 2004


                       INTERMAGNETICS GENERAL CORPORATION
                ------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

   New York                       001-11344                      14-1537454
---------------               ----------------               -------------------
(State or Other               (Commission File                (I.R.S. Employer
Jurisdiction of                    Number)                   Identification No.)
Incorporation)



 Old Niskayuna Road, P.O. Box 461,
 Latham, New York                                                 12110-0461
--------------------------------------------                   ---------------
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (518) 782-1122



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) The following exhibit is furnished as part of the Report on Form 8-K

           Exhibit 99.1 Press release of Intermagnetics dated July 15, 2004 containing financial results for its fourth quarter of fiscal year 2004 and its full fiscal year 2004 ended May 30, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On July 15, 2004, Intermagnetics issued a press release announcing its financial performance for its fourth quarter period and fiscal year 2004 ended May 30, 2004. On that same date Intermagnetics conducted a conference call concerning its performance for the period ended May 30, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERMAGNETICS GENERAL CORPORATION


                               By:      /s/ Michael K. Burke
                                        -----------------------------
                                        Michael K. Burke
                                        Executive Vice President
                                        and Chief Financial Officer


Dated: July 15, 2004



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                                  EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------


Exhibit 99.1 Press release of Intermagnetics dated July 15, 2004 containing financial results for its fourth quarter of fiscal year 2004 and its full fiscal year 2004 ended May 30, 2004.